                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant [x]
   Filed by a Party other than the Registrant [  ]

   Check the appropriate box:
   [X]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to (S)240.14a-12

                              ALLOY ONLINE, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

        1)  Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

        2)  Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

        4)  Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

        5)  Total fee paid:

            ---------------------------------------------------------------


   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

        1)  Amount previously paid:

        --------------------------------------

        2)  Form, Schedule or Registration Statement No:

        --------------------------------------

        3)  Filing party:

        --------------------------------------

        4)  Date Filed:

        --------------------------------------

                                    [LOGO]



                                                            June [___], 2001


Dear Stockholder,

     It is my pleasure to invite you to Alloy's 2001 Annual Meeting of Stockholders.

     We will hold the Annual Meeting at [_____] [a.m./p.m.] on [_________], _________ [___], 2001 at ________. In addition to the formal items of business, I will review the major developments of the past year and answer your questions.

     This booklet includes our Notice of Annual Meeting, Proxy Statement (containing important information about the matters to be acted upon at the Annual Meeting) and Proxy Card and is accompanied by our Annual Report for the fiscal year ended January 31, 2001. The Proxy Statement describes the business that we will conduct at the Annual Meeting and provides information about Alloy.

     Your vote is important. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the Annual Meeting.


                                    Sincerely,

                                    /s/ Matthew C. Diamond

                                    Matthew C. Diamond
                                    Chief Executive Officer and Chairman


                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                                    [LOGO]

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

                 --------------------------------------------
                         Date: [_______], [___], 2001
                         Time: [___] [a.m./p.m.]
                         Place:


                 --------------------------------------------



Dear Stockholders:

     At our Annual Meeting, we will ask you to:

          . Re-elect two (2) members to our board of directors to serve for a term ending in 2004 and until their successors are duly elected and qualified;

          . Consider and act upon a proposal to amend our Restated
            Certificate of Incorporation to change our name to Alloy, Inc.;

          . Consider and act upon a proposal to amend our Restated Certificate of Incorporation to increase from 5,000,000 shares to 10,000,000 shares the aggregate number of shares of Preferred Stock authorized to be issued and thereby increase the total number of shares authorized to be issued from 55,000,000 to 60,000,000;

          . Consider and act upon a proposal to ratify the appointment of Arthur
            Andersen LLP as our independent auditors for the fiscal year ending January 31, 2002; and

          . Transact any other business that may properly be presented at the Annual Meeting.

     Stockholders of record at the close of business on June [___], 2001 will be entitled to vote at the Annual Meeting. This Proxy Statement, the accompanying form of Proxy Card and our Annual Report for the fiscal year ended January 31, 2001 (the "2000 Annual Report") will be mailed to all stockholders of record on or about June [___], 2001.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Samuel A. Gradess

                                    Samuel A. Gradess
                                    Secretary

June [___], 2001

                               TABLE OF CONTENTS

                                                                                                                           Page
                                                                                                                           ----
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.....................................................................  1
 Why Did You Send Me this Proxy Statement?..................................................................................  1
 How Many Votes Do I Have?..................................................................................................  1
 How Do I Vote by Proxy?....................................................................................................  1
 May I Revoke My Proxy?.....................................................................................................  2
 How Do I Vote in Person?...................................................................................................  2
 What Vote is Required to Approve Each Proposal?............................................................................  2
 What is the Effect of Broker Non-Votes?....................................................................................  3
 Is Voting Confidential?....................................................................................................  3
 What Are the Costs of Soliciting these Proxies?............................................................................  3
 How Do I Obtain an Annual Report on Form 10-K?.............................................................................  3
INFORMATION ABOUT ALLOY STOCK OWNERSHIP.....................................................................................  4
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS..........................................................................  6
 The Board of Directors.....................................................................................................  6
 Committees of the Board of Directors and Meetings..........................................................................  7
 Compensation of Directors..................................................................................................  7
 Executive Officers.........................................................................................................  7
EXECUTIVE COMPENSATION......................................................................................................  8
 Summary Compensation.......................................................................................................  8
 Option Grants..............................................................................................................  9
 Option Exercises and Year-End Option Values................................................................................  9
 Employment Contracts and Change of Control Arrangements....................................................................  9
 Report of Compensation Committee on Executive Compensation................................................................. 10
 Report of the Audit Committee.............................................................................................. 11
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........................................................................ 12
 Common Stock Offering...................................................................................................... 12
 Convertible Preferred Stock Offering....................................................................................... 12
 Other Transactions......................................................................................................... 12
PERFORMANCE GRAPH........................................................................................................... 13
DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD............................................................................ 14
 Proposal 1: Re-elect Two Members to our Board of Directors................................................................. 14
 Proposal 2: Approve an amendment to our Restated Certificate of Incorporation changing our name to Alloy, Inc. ............ 14
 Proposal 3: Approve an Amendment of our Certificate of Incorporation to Increase from 5,000,000 shares to 10,000,000 shares the Aggregate Number of Shares of Preferred Stock Authorized to be Issued and thereby increase the total number of shares authorized to be issued from 55,000,000 to 60,000,000................................... 14
 Proposal 4: Ratify the Appointment of Our Independent Auditors for the Fiscal Year Ending January 31, 2002................. 15
OTHER MATTERS............................................................................................................... 16
 Section 16(a) Beneficial Ownership Reporting Compliance.................................................................... 16
 Information About Stockholder Proposals.................................................................................... 17
INCORPORATION BY REFERENCE.................................................................................................. 17

APPENDIX A - Charter of the Audit Committee of the Board of Directors APPENDIX B - Text of Certificate of Amendment to Restated Certificate of
             Incorporation
APPENDIX C - Proxy Card

[June __, 2001]

              PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                  PROXY STATEMENT FOR THE ALLOY ONLINE, INC.
                      2001 ANNUAL MEETING OF STOCKHOLDERS

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

     We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Alloy Online, Inc. ("Alloy") is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in accordance with the instructions set forth on the proxy card.

     On or about June [___], 2001 we will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote. Only stockholders who own Alloy common stock, $.01 par value per share ("Common Stock"), or Series A Preferred Stock, $.01 par value per share ("Preferred Stock"), at the close of business on June [___], 2001 are entitled to vote at the Annual Meeting. Alloy's Common Stock and Preferred Stock are our only classes of voting stock. We will send along with this Proxy Statement our 2000 Annual Report, which will include our audited financial statements.

HOW MANY VOTES DO I HAVE?

     As of April 10, 2000, Alloy had 21,516,807 shares of Common Stock outstanding, each of which is entitled to one vote, and 1,052,632 shares of Preferred Stock outstanding, each of which is entitled to .833 votes. The holders of Preferred Stock vote together with the holders of the Common Stock as one class on all matters properly submitted at the Annual Meeting.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

     If you properly fill in your proxy card and send it to us in time to vote, your "proxy," Matthew C. Diamond, the Chief Executive Officer and Chairman of Alloy, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

          . "FOR" the election of the two nominees for director;

          . "FOR" the amendment to our Restated Certificate of Incorporation changing our name to Alloy, Inc.;

          . "FOR" the amendment to our Restated Certificate of Incorporation increasing from 5,000,000 shares to 10,000,000 shares the aggregate number of shares of Preferred Stock authorized to be issued and thereby increase the total number of shares authorized to be issued from 55,000,000 to 60,000,000; and

          . "FOR" ratification of the appointment of our independent auditors for the fiscal year ending January 31, 2002.

     If any other matter is presented at the Annual Meeting, your proxy will
vote in accordance with his best judgment.   At the time this Proxy Statement
went to press, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

     This Proxy Statement and the accompanying proxy card are being mailed on or about [DATE] to all stockholders entitled to notice of and to vote at the Annual Meeting.

     We are mailing our 2000 Annual Report with this Proxy Statement, but the Annual Report does not constitute a part hereof.

MAY I REVOKE MY PROXY?

     If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

          . You may send in another proxy with a later date;

          . You may notify Alloy's Secretary in writing before the Annual
            Meeting that you have revoked your proxy; or

          . You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on June [___], 2001, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:          RE-ELECT TWO DIRECTORS         The two nominees for director who receive the most votes will be elected.
Proposal 2:          Approve an amendment to        The affirmative vote of a majority of the stock outstanding and
                     our Restated Certificate       entitled to vote at the Annual Meeting is required to approve an
                     of Incorporation changing      amendment to our Restated Certificate of Incorporation changing our
                     our name to Alloy, Inc.        name to Alloy, Inc.

Proposal 3:          Approve an amendment to        The affirmative vote of a majority of the stock outstanding and
                     our Restated Certificate       entitled to vote at the Annual Meeting is required to approve an
                     of Incorporation               amendment to our Restated Certificate of Incorporation increasing
                     increasing from 5,000,000      from 5,000,000 shares to 10,000,000 shares the aggregate number of
                     shares to 10,000,000 shares    shares of Preferred Stock authorized to be issued.
                     the aggregate number of
                     shares of Preferred Stock
                     authorized to be issued
                     and thereby increase the
                     total number of shares
                     authorized to be issued
                     from 55,000,000 to
                     60,000,000

Proposal 4:          Ratify Selection of           The affirmative vote of a majority of the votes cast at the Annual
                     Auditors                      Meeting is required to ratify the selection of independent auditors.

WHAT IS THE EFFECT OF BROKER NON-VOTES?

     If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 4 even if it does not receive instructions from you. However, your broker will not be entitled to vote your shares on Proposals 2 and 3 without an instruction from you. If your broker does not vote your shares, such "broker non-votes" and abstentions from voting may be counted for purposes of tabulating the votes cast. As to the proposals relating to the election of directors and approving the appointment of auditors, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote. As to the proposals relating to the amendments to the Certificate of Incorporation, broker non-votes are deemed to be present and represented for purposes of tablulating the votes and therefore will have a negative effect on the vote.

IS VOTING CONFIDENTIAL?

     We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election (American Stock Transfer & Trust Company) examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

WHAT ARE THE COSTS OF SOLICITING THESE PROXIES?

     We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

HOW DO I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

     If you would like a copy of our Annual Report on Form 10-K for the year ended January 31, 2001 that we filed with the Securities and Exchange Commission on [__________], 2001, we will send you one without charge. Please write to:

                         Investor Relations
                         Alloy Online, Inc.
                         151 West 26th Street, 11th Floor
                         New York, NY  10001

                INFORMATION ABOUT ALLOY COMMON STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of our Common Stock, assuming the conversion of all of our outstanding Preferred Stock into Common Stock, as of April 10, 2001 for (a) the executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement, (b) each of our directors, (c) each of our director nominees,
(d) all of our current directors and executive officers as a group and (e) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except where indicated in the footnotes below, the address for each director and executive officer listed is: c/o Alloy Online, Inc., 151 West 26th Street, 11th Floor, New York, New York 10001. Shares of Common Stock that may be acquired by an individual or group within 60 days of April 10, 2001, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by such stockholders. Percentage of ownership is based on 21,516,807 shares of Common Stock outstanding on April 10, 2001.

                                                                                      SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER                                                            ------------------------------
------------------------                                                                 NUMBER     PERCENT(%)
EXECUTIVE OFFICERS, DIRECTORS AND DIRECTOR NOMINEES                                 ------------------------------
Matthew C. Diamond(1).............................................................        1,391,100        [ 6.45]
James K. Johnson, Jr.(2)..........................................................        1,391,100        [ 6.45]
Samuel A. Gradess(3)..............................................................        1,391,100        [ 6.45]
Neil I. Vogel(4)..................................................................          173,473           *
Robert L. Bell....................................................................            3,900           *
Peter M. Graham(5)................................................................         [134,779]          *
David Yarnell(6)..................................................................          814,159        [ 3.78]
Edward Monnier(7).................................................................        2,922,694        [13.57]
All current directors and executive officers as
   a group (8 persons) (8)........................................................        8,222,305        [37.93]

FIVE PERCENT STOCKHOLDERS
LDIG ALOY, Inc. (9)...............................................................        2,922,694        [13.58]
   c/o Liberty Digital, Inc.
   1100 Glendon Avenue, Suite 2000
   Los Angeles, CA  90024
Capital Group International, Inc.
   and Capital Guardian Trust Company (10)                                                2,100,600        [ 9.76]
   11100 Santa Monica Boulevard
   Los Angeles, CA  90025
SWI Holdings, LLC(11)                                                                     1,997,153        [ 9.28]
   815 N. Nash
   El Segundo, CA 90425
St. Paul Venture Capital VI, LLC (12)                                                     1,184,211        [ 5.50]
   10400 Viking Drive, Suite 550
   Eden Prairie, MN  55344

_____________
*  Less than 1%
(1) Includes 37,500 shares subject to currently exercisable options.
(2) Includes 37,500 shares subject to currently exercisable options.
(3) Includes 37,500 shares subject to currently exercisable options.
(4) Includes 170,300 shares subject to currently exercisable options.
(5) Consists of (1) 38,892 shares directly owned; (2) 63,083 shares held by The LLZ 1997 Trust; (3) [12,804] shares held by Ladenburg Thalmann & Co. Inc.; and (4) 20,000 shares subject to currently exercisable options held by Mr. Graham individually. Mr. Graham is a trustee of The LLZ 1997 Trust and shares voting and investment power over its shares. However, Mr. Graham has no pecuniary interest in the trust's shares and therefore expressly disclaims beneficial ownership of these shares. Mr. Graham is a principal of Ladenburg Thalmann & Co. Inc. Mr. Graham expressly disclaims beneficial ownership of the shares held by Ladenburg

     Thalmann & Co. Inc., except to the extent of his pecuniary interest therein. The address for Ladenburg Thalmann & Co. Inc. is 590 Madison Avenue, New York, NY 10022.
(6) Includes 20,000 shares subject to currently exercisable options held by Mr. Yarnell individually. Also consists of 794,159 shares owned by Brand Equity Ventures I, L.P. Mr. Yarnell is a Managing Member of Brand Equity Partners I, LLC, the General Partner of Brand Equity Ventures I, LP. Brand Equity Partners I, LLC has sole voting and investment power with respect to these shares. Mr. Yarnell expressly disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for Brand Equity Partners I, LLC and Brand Equity Ventures I, LP is One Stamford Plaza, 263 Tresser Boulevard, 6th Floor, Stamford, Connecticut 06901.
(7) Consists of 2,922,694 shares owned by LDIG ALOY, Inc., a wholly owned subsidiary of Liberty Digital, Inc. Liberty Digital, Inc., in turn, is a subsidiary of Liberty Media Corporation, which is a subsidiary of AT&T Corp. Mr. Monnier is the Director, Business Development and Strategy of Liberty Digital, Inc. Mr. Monnier expressly disclaims beneficial ownership of these shares. The address for LDIG ALOY, Inc. is 1100 Glendon Avenue, Suite 2000, Los Angeles, California 90024.
(8)  See footnotes 1 through 7 above.
(9) AT&T Corp., the ultimate parent of LDIG ALOY, Inc., has sole voting and investment power with respect to these shares.
(10) Capital Group International, Inc. ("CGI") is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power with respect to these shares. CGI does not have investment power or voting power with respect to these shares; however, CGI may be deemed to beneficially own these shares by virtue of Rule 13d-3 under the Securities and Exchange Act of 1934 (the "Act"). Capital Guardian Trust Company ("CGTC"), a bank as defined in Section 3(a)(6) of the Act, is deemed to be the beneficial owner of the shares as the investment manager of various institutional accounts. We have relied solely on the joint statement on Schedule 13G/A filed by CGI and CGTC with the Securities and Exchange Commission on February 12, 2001.
(11) Includes (i) 403,090 shares held in escrow to satisfy indemnification obligations of the beneficial owner to Alloy and (ii) 141,874 shares held in escrow pending final determination of certain financial results of the company owned by the beneficial owner prior to the acquisition of such company by Alloy.
(12) Each of The St. Paul Companies, Inc. ("The St. Paul") and St. Paul Fire and Marine Insurance Company ("F&M") may be deemed to own beneficially 1,184,211 shares by virtue of Rule 13d-3 under the Act. F&M is a wholly owned subsidiary of The St. Paul. F&M is the 99% owner of St. Paul Venture Capital VI, LLC ("SPVC VI"). F&M beneficially owns, through its 99% ownership interest in SPVC VI, 1,052,632 shares of our Series A Preferred Stock, which are immediately convertible into 877,193 shares of our Common Stock, and a warrant to purchase 307,018 shares of our Common Stock, which is immediately exercisable. By virtue of the affiliate relationships among The St. Paul, F&M and SPVC VI, each of The St. Paul and F&M may be deemed to own beneficially all of these shares. Hence, each of The St. Paul and F&M may be deemed to beneficially own 1,184,211 shares of our Common Stock.

              INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

     Our Restated Certificate of Incorporation and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows: (1) Samuel A. Gradess and Edward Monnier constitute a class with a term which expires at the 2001 Annual Meeting; (2) Matthew C. Diamond and James K. Johnson, Jr. constitute a class with a term ending at the 2002 Annual Meeting; and (3) Peter M. Graham and David
Yarnell constitute a class with a term ending at the 2003 Annual Meeting.   As
of March 1, 2001, Mr. Monnier was appointed by the Board to serve out the remainder of Lee Masters' term as a director.

     On April 19, 2001, our Board of Directors voted to nominate Samuel A. Gradess and Edward Monnier for election at the Annual Meeting for a term of three years to serve until the 2004 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

     The names of our directors and director nominees and certain information about them are set forth below:

                     NAME                          Age                         Position
----------------------------------------------  ---------  -------------------------------------------------
Matthew C. Diamond (3)........................         32  Chairman, Chief Executive Officer, Treasurer and
                                                           Director
James K. Johnson, Jr (3)......................         34  President, Chief Operating Officer and Director
Samuel A. Gradess (3).........................         35  Chief Financial Officer, Secretary and Director
Peter M. Graham (1)...........................         46  Director
David Yarnell (1).............................         45  Director
Edward Monnier (2)............................         37  Director

__________
(1) Member of the Compensation Committee and Audit Committee.
(2) Member of the Audit Committee.
(3) Member of the Administration Committee.

     The following is a brief summary of the background of each of our directors and director nominees:

     Matthew C. Diamond founded Alloy together with Mr. Johnson in January 1996, and served as the Director of Marketing and Planning until January 1999. He has served as a director of Alloy since July 1996, was appointed as Chief Executive Officer in January 1999 and was elected Chairman of the Board in April 1999. From 1991 to 1994, Mr. Diamond held a variety of financial and operations posts at the GE Company, including a two-year business development assignment in Asia. Mr. Diamond received his MBA from the Harvard Graduate School of Business in 1996 and his BA in Economics from the University of North Carolina at Chapel Hill in 1991.

     James K. Johnson, Jr. founded Alloy together with Mr. Diamond in January 1996 and has been a director since that time. He was appointed President of Alloy in January 1997 and Chief Operating Officer in January 1999. From 1989 to 1996, Mr. Johnson held a variety of financial, operations and business development positions with the GE Company. Mr. Johnson received his BA in History from Hamilton College in 1989.

     Samuel A. Gradess joined Alloy in July 1996 and has been a director since that time. He was appointed as Secretary and Director of Finance and Administration of Alloy in January 1997 and Chief Financial Officer in January 1999. From 1987 to 1997, Mr. Gradess was a Vice President at Goldman, Sachs & Co., an investment bank. Mr. Gradess received his BA in Economics from the University of Virginia in 1987.

     Peter M. Graham has served as a director of Alloy since November 1998. He is principal of Ladenburg Thalmann & Co., Inc. From 1994 until June 1999, he was President and Chief Operating Officer of Ladenburg Thalmann Group Inc. and Vice Chairman of its principal subsidiary, Ladenburg Thalmann & Co. Inc. Mr. Graham joined Ladenburg Thalmann & Co. Inc. in 1976 after having attended the Wharton School of Business at the University of Pennsylvania. Mr. Graham is a director of Regency Equities Corp., a publicly traded company.

     David Yarnell has served as a director of Alloy since November 1998. He has been a Managing Member of Brand Equity Partners I, LLC since March 1997. Previously, he was a Vice President of Consumer Venture Partners from June 1993 to December 1999. From June 1991 to June 1993, Mr. Yarnell served as President of Mexx USA, Inc., a contemporary apparel company. From 1984 to 1991, Mr. Yarnell was a management consultant at McKinsey & Co., Inc. Mr. Yarnell is a director of Buca di Beppo, a publicly traded company on Nasdaq ("BUCA"). He received his MBA from the Harvard Graduate School of Business in 1982.

     Edward Monnier has served as a director of Alloy since March 2001. Mr. Monnier has served as a Director of Business Development and Strategy of Liberty Digital, Inc. since October 1999 and served as a consultant to Alloy from July 1999 until October, when he joined Liberty Digital. From June 1997 to July 1999, Mr. Monnier served as a strategy and mergers and acquisitions consultant for LEK Consulting. Prior to that, he was a strategy consultant with Booz, Allen & Hamilton from June 1996 until June 1997. Mr. Monnier received a B.A. in Anthropology and in Philosophy, both from Emory University in 1989 and an MBA from the Wharton School of Business at the University of Pennsylvania in 1996.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     MEETING ATTENDANCE. During the fiscal year ended January 31, 2001, there were seven meetings of our Board of Directors. The Board of Directors also acted by unanimous written consent on three occasions pursuant to Delaware law during this period. Except for Lee Masters, a former director, no director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which they served during the fiscal year ended January 31, 2001.

     AUDIT COMMITTEE. Our Audit Committee met four times during the fiscal year ended January 31, 2001. This committee currently has three members, Peter M. Graham, David Yarnell and Edward Monnier. The Audit Committee consists entirely of non-employee directors who meet the independence and experience requirements of the Nasdaq Stock Market. Our Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. A written charter has been adopted by the Audit Committee and is set forth elsewhere in this Proxy Statement.

     COMPENSATION COMMITTEE. Our Compensation Committee met once during the fiscal year ended January 31, 2001. This committee currently has two members, Peter M. Graham and David Yarnell. Our Compensation Committee makes recommendations concerning salaries and incentive compensation for our employees and consultants, establishes and approves salaries and incentive compensation for our executive officers and administers our 1997 Restated Employee, Director and Consultant Stock Option Plan. Please see also the report of our Compensation Committee set forth elsewhere in this Proxy Statement.

     ADMINISTRATION COMMITTEE. Our Administration Committee met two times during the fiscal year ended January 31, 2001. This Committee has three members, Matthew C. Diamond, James K. Johnson, Jr. and Samuel A. Gradess, each of them an executive officer of Alloy. The Board of Directors has delegated authority to the Administration Committee to make option grants up to 75,000 shares, except for grants to Matthew C. Diamond, James K. Johnson, Jr. and Samuel A. Gradess.

     NOMINATING COMMITTEE.  We do not have a standing nominating committee.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Mr. Graham and Mr. Yarnell constitute our Compensation Committee. Neither Mr. Graham nor Mr. Yarnell are, or have ever been, employees of Alloy. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has any executive officer serving as a member of our Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

     Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending board meetings. Non-employee directors receive directors' fees of $2,000 per meeting, and are eligible to receive grants of non-qualified stock options to purchase 40,000 shares of our Common Stock under our 1997 Restated Employee, Director and Consultant Stock Option Plan upon first joining the Board at an exercise price equal to the fair market of our Common Stock on the date of the grant. These options vest in equal annual installments over sixteen quarters and have terms of 5 years. In addition, our directors are eligible to receive other periodic grants of options from time to time under our 1997 Restated Employee, Director and Consultant Stock Option Plan.

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with our Chief Executive Officer and Chairman, our Chief Financial Officer and our Chief Operating Officer. All other executive officers are at-will employees. We have entered into an offer letter with our Chief Corporate Development Officer and Chief Technology Officer.

NAME                          Age          Position
-----------------------    ----------      -----------
Neil I. Vogel               31              Chief Corporate Development Officer
Robert L. Bell              51              Chief Technology Officer

     Neil I. Vogel joined Alloy in February 1999 and has been Chief Corporate Development Officer since that time. From 1993 to 1999, Mr. Vogel held various positions in the Investment Banking department of Ladenburg Thalmann & Co. Inc., an investment bank, most recently Vice President in the Consumer and Internet Group. Mr. Vogel received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania in 1992.

     Robert L. Bell joined Alloy in July 2000 as Chief Technology Officer. From 1998 to 2000, Mr. Bell served as Vice President of Customer Development at Edifice Information Management Systems. Mr. Bell served as Director of IT for Chubb Computer Services from 1995 to 1998 and as Manager of System Support Services North America for P&O Containers, a leading steamship company, from 1991 to 1995. Mr. Bell received his B.S. from Denison University in Granville, Ohio in 1971 and his MS-AP from the Stevens Institute of Technology in 1978.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table sets forth the total compensation paid or accrued during the fiscal years ended January 31, 2001, 2000 and 1999 to our Chief Executive Officer and during the fiscal years ended January 31, 2001 and 2000 to our four next most highly compensated executive officers who each earned more than $100,000 during the fiscal year ended January 31, 2001. No other executive officer earned greater than $100,000 in the fiscal years ended January 31, 2001, 2000 and 1999.

                          SUMMARY COMPENSATION TABLE (1)


                                                            Annual                          LONG-TERM
                                                         Compensation                      COMPENSATION
                                                       ----------------                 ------------------
                                                                                              SHARES
                                                                                            UNDERLYING            OTHER
NAME AND PRINCIPAL POSITION                    Year        Salary($)        Bonus ($)       Options (#)        COMPENSATION
---------------------------                 ----------  ----------------   -------------  ------------------  --------------

Matthew C. Diamond.......................        2001         $175,000        $43,750                  --           $31,232(2)
 Chief Executive Officer                         2000          125,385         37,500             150,000                --
                                                 1999           70,000             --                  --                --
James K. Johnson, Jr.....................        2001          175,000        $43,750                  --            33,602(2)
 Chief Operating Officer                         2000          125,385         37,500             150,000                --
Samuel A. Gradess........................        2001          175,000        $43,750                  --            37,247(2)
 Chief Financial Officer                         2000          125,385         37,500             150,000                --
Neil I. Vogel............................        2001          135,000         50,000              75,000                --
 Chief Corporate Development Officer             2000           77,481         50,000             479,560                --
Robert L. Bell...........................        2001          122,840         37,500             150,000            50,000(2)
 Chief Technology Officer

(1) The columns for "Awards" and "Payouts" have been omitted because there is no compensation required to be reported.
(2) Consists of the dollar value of insurance premiums paid by Alloy with respect to a split dollar life insurance policy.

OPTION GRANTS

     The following table sets forth grants of stock options granted during the fiscal year ended January 31, 2001 to each of the executive officers named in the Summary Compensation Table. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date). This is calculated assuming that the fair market value of Common Stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                              ---------------------------------------------------------------
                                                                                                   VALUE AT ASSUMED
                                                        PERCENT OF                                   ANNUAL RATES OF
                                  NUMBER OF SHARES     TOTAL OPTIONS                             STOCK PRICE APPRECIATION
                                    UNDERLYING          GRANTED TO       EXERCISE                   FOR OPTION TERMS
                                     OPTIONS           EMPLOYEES IN       PRICE     EXPIRATION   ------------------------
                                    GRANTED(1)         FISCAL YEAR      ($/SHARE)     DATE            5%         10%
                                ---------------       -------------     --------   ----------     ----------  ---------
Matthew C. Diamond..........        150,000(2)            6.96%        $16.50      4/17/10     $  457,500   $2,193,000
James K. Johnson, Jr........        150,000(2)            6.96          16.50      4/17/10        457,500    2,193,000
Samuel A. Gradess...........        150,000(2)            6.96          16.50      4/17/10        457,500    2,193,000
Neil I. Vogel...............         75,000(3)            3.48           6.88     12/28/10        324,750      822,000
Robert L. Bell..............        150,000(4)            6.96          12.94      7/19/10      1,221,000    3,093,000

(1) The options were granted under our 1997 Restated Employee, Director and Consultant Stock Option Plan.

(2) 37,500 shares are currently exercisable and 37,500 shares will become exercisable on each of April 17, 2002, 2003 and 2004. The option grant consists of incentive stock options to purchase 24,240 shares and non-qualified stock options to purchase 125,760 shares.

(3) 25,000 shares are currently exercisable and 12,500 shares will become exercisable on each of December 28, 2001, 2002, 2003 and 2004. All of such options are non-qualified stock options.

(4) No shares are currently exercisable. 37,500 shares will become exercisable on each of July 19, 2001, 2002, 2003 and 2004. The option grant consists of incentive stock options to purchase 30,768 shares and non-qualified stock options to purchase 119,232 shares.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     None of the executive officers named in our Summary Compensation Table exercised options to purchase our Common Stock.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     We have entered into employment agreements with Matthew C. Diamond, James
K. Johnson and Samuel A. Gradess on May 19, 1999. In the fiscal year ended January 31, 2001, they each received annual base salaries of $175,000 and are eligible for an annual bonus of up to 25% of this base salary to be determined by a mutually agreed-upon formula. The annual salaries for each of Messrs. Diamond, Johnson and Gradess have been raised to $200,000 for the fiscal year ended January 31, 2002. The agreements further provide that, if we terminate any of Messrs. Diamond, Johnson or Gradess without "cause", as defined in the agreements, they will be entitled to severance pay equal to their annual base salaries, payable in equal monthly installments, for a period of 12 months from the date of termination. If termination is voluntary, by Alloy for cause or as a result of death or disability, we have no obligation to pay severance beyond the individual's accrued base salary and bonus up to the date of termination.

     Upon a change in control of Alloy, all of the options granted to Messrs. Diamond, Johnson and Gradess shall accelerate and vest immediately. As of January 31, 2001, each of Messrs. Diamond, Johnson and Gradess held options to purchase 150,000 shares of our Common Stock, of which options to purchase 37,500 shares of our Common Stock have vested.

     We have entered into an offer letter with Neil Vogel, our Chief Corporate Development Officer. In the fiscal year ended January 31, 2001, Mr. Vogel received an annual base salary of $135,000 and is eligible for an annual bonus. Mr. Vogel's annual base salary has been maintained at $135,000 for the fiscal year ended January 31, 2002. In the offer letter, we agreed to grant Mr. Vogel options to purchase 304,560 shares of our Common Stock.

     Upon a change in control of Alloy, all of the options granted to Mr. Vogel shall accelerate and vest immediately. As of January 31, 2001, Mr. Vogel held options to purchase 554,560 shares of our Common Stock, of which options to purchase 116,100 shares of our Common Stock have vested.

     We have entered into an offer letter with Robert L. Bell, our Chief Technology Officer. Mr. Bell receives an annual base salary of $250,000 and is eligible for an annual bonus. Mr. Bell's annual base salary has not been raised for the fiscal year ended January 31, 2002. In the offer letter, we agreed to grant Mr. Bell options to purchase 150,000 shares of our Common Stock.

     In the event that Messrs. Diamond, Johnson and Gradess depart the management of Alloy, all of the options granted to Mr. Bell shall accelerate and vest immediately. As of January 31, 2001, Mr. Bell held options to purchase 150,000 shares of our Common Stock, none of which options have vested.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee, which is responsible for establishing and administering Alloy's executive compensation policies, our 1997 Restated Employee, Director and Consultant Stock Option Plan and our 1999 Employee Stock Purchase Plan. The Committee is composed of Peter Graham and David Yarnell, neither of whom is an employee of Alloy. This report addresses the compensation policies for the fiscal year ended January 31, 2001 as they affected Matthew C. Diamond, in his capacity as Chief Executive Officer of Alloy, and the other executive officers of Alloy.

     GENERAL COMPENSATION POLICY. Alloy's compensation policy for executive officers is designed to achieve the following objects: (i) to enhance profitability of Alloy and increase stockholder values; (ii) to reward executives consistent with Alloy's annual and long-term performance goals; (iii) to recognize individual initiative, leadership and achievement; and (iv) to provide competitive compensation that will attract and retain qualified executives.

     EXECUTIVE OFFICER COMPENSATION PROGRAM. The Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with Alloy for prospective employees.

     The compensation program for executive officers consists of three elements:
(1) base salary, which is set on an annual basis; (2) annual incentive compensation, in the form of cash bonuses, which is based on achievement of predetermined financial objectives of Alloy and individual objectives; and (3) long-term incentive compensation, in the form of stock options, granted when the executive officer joins Alloy and on occasion thereafter with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

     BASE SALARY. Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In addition to external market data, the Committee also reviews Alloy's financial performance and individual performance when adjusting base salary annually.

     BONUS COMPENSATION. Bonus compensation is based on Alloy's achievement of predetermined financial, operational and strategic objectives. Giving greatest weight to attainment of financial targets, the Committee also awards bonuses based on various operational and strategic objectives, such as management efficiency, and the ability to motivate others and build a strong management team, develop and maintain the skills necessary to work in a high-growth company, recognize and pursue new business opportunities and initiate programs to enhance Alloy's growth and successes. Bonuses are awarded on an annual basis.

     LONG TERM INCENTIVE COMPENSATION. Alloy's Board of Directors administers our 1997 Restated Employee, Director and Consultant Stock Option Plan. The Board of Directors has delegated authority for option grants of up to 75,000 shares, except for grants to Matthew C. Diamond, our chief executive officer, James K. Johnson, Jr., our chief operating officer, and Samuel A. Gradess, our chief financial officer, to the Administration Committee of the Board of Directors which is composed of Messrs. Diamond, Johnson and Gradess.

     Long-term incentive compensation, in the form of stock options, allows the executive officers to share in the appreciation in the value of Alloy's Common Stock. The Board of Directors and the Administration Committee believe that stock option participation aligns executive officers' interests with those of the stockholders. In addition, the Board of Directors and the Administration Committee believe that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers.

     When establishing stock option grant levels, the Board of Directors and the Administration Committee consider general corporate performance, the level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

     It is the standard policy of Alloy to grant an initial stock option grant to all executive officers at the time they commence employment consistent with the number of options granted to executive officers in the e-commerce industry at similar levels of seniority. In addition, the Board of Directors and the Administration Committee may also make performance-based grants throughout the year. In making such performance-based grants, the Board of Directors and the Administration Committee consider individual contributions to Alloy's financial, operational and strategic objectives.

     CHIEF EXECUTIVE OFFICER COMPENSATION. In the fiscal year ended January 31, 2001, our Chief Executive Officer, Matthew C. Diamond, received a base salary of $175,000, which represents an increase of $25,000 over his base salary for the fiscal year ended January 31, 2000. This is consistent with the range of salary levels received by his counterparts in e-commerce companies of comparable size and stage of development. Mr. Diamond received bonus compensation of $43,750, which was determined based on corporate performance. Mr. Diamond also received an option to purchase 150,000 shares of our Common Stock, 37,500 shares of which vested on April 17, 2001 and the remaining shares vest in equal annual installments on April 17, 2002, 2003 and 2004.

     CERTAIN TAX CONSIDERATIONS. Alloy does not believe Section 162(m) of the Internal Revenue Code, as amended, which generally disallows a tax deduction for compensation in excess of $1 million to any of the executive officers appearing in the Summary Compensation Table above will have an effect on it. The Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Committee's present intention that, so long as it is consistent with its overall compensation objections, substantially all executive compensation will be deductible for Federal income tax purposes.

                                         THE COMPENSATION COMMITTEE:

                                         Peter M. Graham
                                         David Yarnell


REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which consists entirely of non-employee directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report on Audit Committee matters:

     The Audit Committee acts pursuant to a written charter which was adopted by the Board of Directors of Alloy on April 5, 2000. The Audit Committee assists the Board in overseeing and monitoring the integrity of the company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The Audit Committee has reviewed the audited financial statements of Alloy for the fiscal year ended January 31, 2001 with management and it has discussed with Arthur Andersen, LLP

("Arthur Andersen") Alloy's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 161 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from Arthur Andersen regarding its independence from Alloy as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Arthur Andersen the independence of that firm. Based upon the above materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Alloy's Annual Report on Form 10-K for the fiscal year ended January 31, 2001.

                                   THE AUDIT COMMITTEE
                                   Peter M. Graham
                                   David Yarnell
                                   Edward Monnier


             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Common Stock Offering

     On April 14, 2000, Alloy consummated a financial and strategic arrangement with Liberty Digital, Inc., a subsidiary of Liberty Media Group, Inc., pursuant to which the Company issued 2,922,694 shares of its Common Stock to a subsidiary of Liberty Digital in exchange for $10 million in cash and 837,740 shares of Liberty Digital Common Stock. In addition, in connection with the transaction, we appointed Lee Masters, Liberty Digital's President and CEO, to fill a newly created vacancy on our board of directors. As of March 1, 2001, Mr. Masters resigned from the board and the directors elected Mr. Edward Monnier, Director, Business Development and Strategy at Liberty Digital, to serve the remainder of Mr. Masters' term which expires this year and to stand for re-election to the board.

CONVERTIBLE PREFERRED STOCK OFFERING

     In November 1998 and February 1999, Alloy raised gross proceeds of approximately $5.05 million from the issue and sale of a total of 1,487,843 shares of convertible preferred stock in a private placement to two investors at a price of $3.391 per share. Brand Equity Ventures I, L.P. purchased a total of 1,474,573 shares of convertible preferred stock at a price of $3.391 per share. David Yarnell, a director of Alloy, is a Managing Member of Brand Equity Partners I, LLC, the General Partner of Brand Equity Ventures I, L.P.

OTHER TRANSACTIONS

     Joseph Diamond, brother of Matthew Diamond, our chairman and chief executive officer, is employed by Alloy as Manager, Business Development. In the fiscal year ended January 31, 2001, Alloy paid Joseph Diamond an annual base salary of $75,000 and granted him an option to purchase 12,000 shares of Common Stock at an exercise price of $14.38 on February 28, 2000, 1,000 shares of Common Stock at an exercise price of $8.82 on April 21, 2000 and 10,000 shares of Common Stock on August 9, 2000. In the fiscal year ended January 31, 2000, Alloy paid Joseph Diamond an annual base salary of $55,000. In February 1999, Alloy granted Joseph Diamond options to purchase 6,768 shares of Common Stock at an exercise price of $0.60 per share. In May 1999, Alloy granted Joseph Diamond options to purchase 2,000 shares of Common Stock at an exercise price of $15.00 per share.

     During the fiscal year ended January 31, 2001, Phase Three, Inc. (d/b/a
CCS), Alloy's wholly owned subsidiary, purchased approximately $2,700,000 in inventory from certain wholly owned subsidiaries of SWI Holdings, LLC, one of our five percent stockholders.

                               PERFORMANCE GRAPH

     The following graph compares the annual cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on May 14, 1999 (the effective date of our initial public offering), and plotted at the end of each of our subsequent fiscal quarters and our fiscal year ended January 31, 2001, in each of (a) Alloy's Common Stock, (b) the Nasdaq Market Index, and (c) the Russell 2000 Index. It should be noted that we have not paid any dividends on our Common Stock and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

                             [GRAPH APPEARS HERE]





RELATIVE DOLLAR VALUES               ASSUMES $100 INVESTED ON MAY 14, 1999
                                         ASSUMES DIVIDEND REINVESTED
                                      FISCAL YEAR ENDING JANUARY 31, 2001

                            5/14/99       7/31/99      10/31/99      1/31/00      4/31/01      7/31/00      10/31/00       1/31/00
----------------------------------------------------------------------------------------------------------------------------------
Alloy Online, Inc.         $ 100.00      $  58.75     $   66.25     $  78.75     $  55.00     $  55.00     $   40.00      $  39.07
----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX         $ 100.00      $ 102.79     $   99.07     $ 114.61     $ 115.44     $ 115.44     $  114.79      $ 117.25
----------------------------------------------------------------------------------------------------------------------------------
NASDAQ MARKET              $ 100.00      $ 103.46     $  115.24     $ 153.28     $ 147.97     $ 147.97     $  132.36      $ 108.80
INDEX
----------------------------------------------------------------------------------------------------------------------------------

         DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS


PROPOSAL 1:  RE-ELECT TWO MEMBERS TO OUR BOARD OF DIRECTORS.

     On April 19, 2001, our Board of Directors nominated Samuel A. Gradess and Edward Monnier for re-election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2004 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

     Unless authority to vote for any of the nominees named below is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Mr. Gradess and Mr. Monnier. In the event that either nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

     The affirmative vote of a plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION OF SAMUEL A. GRADESS AND EDWARD MONNIER AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION CHANGING OUR NAME TO ALLOY, INC.

     On April 19, 2001, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that our Restated Certificate of Incorporation be amended to change our name to Alloy, Inc.

     PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION. Our Board of Directors has adopted resolutions setting forth the proposed amendment to Article First of our Restated Certificate of Incorporation (the "Name Change Amendment"), the advisability of the Name Change Amendment, and a request that the Name Change Amendment be submitted for approval of the stockholders at the Annual Meeting.

     The following is the text of Article First of our Restated Certificate of Incorporation, as proposed to be amended: "FIRST. The name of the Corporation is: Alloy, Inc.".

     We changed our name to Alloy Online, Inc. in 1999 when we were primarily an e-commerce and catalog company. Since that time, we have evolved into a convergent multi-media company. A change of our name to Alloy, Inc. is intended to reflect our prominent, cross-media brand and should create a stronger association between Alloy and our products and services in the minds of the investment community, potential customers and others. If the proposed Name Change Amendment is approved by our stockholders at the Annual Meeting, the change will become effective when an amendment to our Restated Certificate of Incorporation is filed with the Secretary of State for the State of Delaware, which would be expected to occur as soon as practicable following the Annual Meeting. Stock certificates representing shares of our Common Stock need not be exchanged for certificates containing our new name if the proposed Name Change Amendment is approved.

     The affirmative vote of a majority of shares outstanding and entitled to vote on this proposal is required for approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR OF THE PROPOSED AMENDMENT TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION CHANGING OUR NAME TO ALLOY, INC. AND PROXIES WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A SHAREHOLDER HAS OTHERWISE INDICATED ON THEIR PROXY CARD.

PROPOSAL 3: APPROVE AN AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 5,000,000 SHARES TO 10,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY, AND THEREBY INCREASE THE TOTAL NUMBER OF SHARES AUTHORIZED TO BE ISSUED FROM 55,000,000 TO 60,000,000.

     On April 19, 2001, our Board of Directors adopted resolutions, subject to stockholder approval, proposing that our Restated Certificate of Incorporation be amended to increase our authorized Preferred Stock from 5,000,000 shares to 10,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to Alloy's Certificate of Incorporation effecting the proposed increase.

     The following is the text of the first paragraph of Article Fourth of our Restated Certificate of Incorporation, as proposed to be amended: "The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

     As of February 16,2001, approximately 1,052,632 shares of Preferred Stock were issued and outstanding. Accordingly, a total of 3,947,368 million shares of Preferred Stock are currently available for future issuance.

     Our Board of Directors believes it continues to be in the best interest of Alloy to have sufficient additional authorized but unissued shares of Preferred Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our Preferred Stock. The Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

     No further authorization by vote of the stockholders will be solicited for the issuance of the additional shares of Preferred Stock proposed to be authorized, except as might be required by law, regulatory authorities or rules of the Nasdaq Stock Market or any other stock exchange on which Alloy's shares may then be listed. The issuance of additional shares of Preferred Stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. The stockholders of Alloy do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of Alloy's securities.

     The affirmative vote of a majority of shares outstanding and entitled to vote on this proposal is required for approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO ALLOY'S CERTIFICATE OF INCORPORTION AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THEIR PROXY CARD.

PROPOSAL 4: RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 2002.

     We are asking you to ratify the Board of Director's selection of Arthur Andersen, LLP ("Arthur Andersen"), certified public accountants, as independent auditors for the fiscal year ending January 31, 2002. Arthur Andersen audited our financial statements for the fiscal year ended January 31, 2001 and has served as our independent auditors since January 1999.

     Audit Fees
     ----------

     Alloy paid Arthur Andersen a total of $152,500 for their audit of our annual financial statements for the fiscal year ended January 31, 2001 and for their review of our Quarterly Reports on Form 10-Q filed during the last fiscal year.

     Financial Information Systems Design and Implementation Fees
     ------------------------------------------------------------

     During our fiscal year ended January 31, 2001, Arthur Andersen did not provide any information technology services.

     All Other Fees
     --------------

     During our fiscal year ended January 31, 2001, we paid Arthur Andersen a total of $97,500 for their provision of due diligence services associated with acquisitions and $43,300 for assistance with various Securities and Exchange Commission filings.

     The Audit Committee has considered whether the provision of the services described above under the caption "All Other Fees" is compatible with maintaining Arthur Andersen's independence.

     In the event that ratification of the appointment of Arthur Andersen as the independent public accountants for Alloy is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

     A representative of Arthur Andersen will be available at the Annual Meeting to answer your questions.

     We are submitting this proposal to you because we believe that such action follows sound corporate practice. If you do not ratify the selection of Arthur Andersen as independent auditors, the Board of Directors will consider selecting other auditors. However, even if you ratify the selection, the Board of Directors may still appoint new independent auditors at any time during the next fiscal year if it believes that such a change will be in the best interests of Alloy and our stockholders.

     The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN AS INDEPENDENT PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the persons voting the proxies.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of The Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended January 31, 2001 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except Statements of Changes in Beneficial Ownership on Form 4 for one reporting event in June 2000 and three reporting events in July 2000 were not filed by David Yarnell and Brand Equity Ventures I, LLP, and instead were reported on an Annual Statement of Changes in Beneficial Ownership on Form 5; a Statement of Changes in Beneficial Ownership on Form 4 for one March 2000 reporting event was not filed by Neil Vogel and instead was reported on an Annual Statement of Changes in Beneficial Ownership on Form 5; and Robert Bell did not timely file a Statement of Changes in Beneficial Ownership on Form 4 for four reporting events in August 2000.

INFORMATION ABOUT STOCKHOLDER PROPOSALS

     To be considered for inclusion in our proxy statement relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must be received no later than February ___, 2002. To be considered for presentation at such meeting, although not included in our proxy statement, proposals must comply with our By-laws and must be received no later than May ___, 2002 and no earlier than June ___, 2002. All stockholder proposals should be marked for the attention of Secretary, Alloy Online, Inc., 151 West 26th Street, 11th Floor, New York, New York, 10001.

INCORPORATION BY REFERENCE

     Several of the items required to be disclosed pursuant to Schedule 14A of the Securities and Exchange Act of 1934, as amended (the "Act"), are incorporated by reference in our Form 10-K for the fiscal year ended January 31, 2001, which we filed with the Securities and Exchange Commission on [__________], 2001.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                              By order of the Board of Directors:

                              /s/ Samuel A. Gradess

                              Samuel A. Gradess
                              Secretary

New York, New York

June [___], 2001

                                  APPENDIX A


                      ALLOY ONLINE, INC. (the "Company")

                        CHARTER OF THE AUDIT Committee
                           OF THE Board OF DIRECTORS


ORGANIZATION

This charter governs the operations of the Audit Committee (the "Committee"). The Committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and, by June 14, 2001, shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

 . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

 . The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

 . The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

 . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

   APPENDIX B - TEXT OF CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF
                                INCORPORATION


                            CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF

                              ALLOY ONLINE, INC.


     It is hereby certified that:


FIRST:    The Restated Certificate of Incorporation herein of the Corporation is hereby amended by striking out Article First in its entirety and by substituting in lieu thereof the following:

          FIRST:  The name of the Corporation is: ALLOY, INC.

SECOND:   The Restated Certificate of Incorporation herein of the Corporation is hereby amended by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu thereof the following:

          FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

THIRD:    The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.


     EXECUTED, EFFECTIVE AS OF THIS ____ DAY OF ________, 2001.


                                 ALLOY ONLINE, INC.


                                 By:
                                    -----------------------------
                                    NAME:
                                    TITLE:

                                  APPENDIX C

                              ALLOY ONLINE, INC.

          THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
                              ALLOY ONLINE, INC.

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June ___, 2001, in connection with the Annual Meeting to be held at [_____] [a.m./p.m.] on July ___, 2001 at [_________________________], and hereby appoints Matthew C. Diamond, with full power to act alone, the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Common Stock of Alloy Online, Inc. (the "Corporation") registered in the name provided herein which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in said Proxy.

     THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     ELECTION OF DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

     NOMINEES:  SAMUEL A. GRADESS  EDWARD MONNIER

     SEE REVERSE SIDE FOR PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                                                            (SEE REVERSE SIDE)
                                                            ------------------


                     PLEASE MARK VOTES AS IN THIS EXAMPLE.

     The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

     1.  Election of Directors (See reverse).

         [ ]  Samuel A. Gradess     FOR [ ]          WITHHELD [ ]

         [ ]  Edward Monnier        FOR [ ]          WITHHELD [ ]

         [ ]  For all nominees except as noted above.

     2. Proposal to approve an amendment to our Restated Certificate of Incorporation changing our name to Alloy, Inc.

         [ ]  FOR             [ ]  AGAINST             [ ]  ABSTAIN

     3. Proposal to approve an amendment to our Restated Certificate of Incorporation to increase from 5,000,000 shares to 10,000,000 shares the aggregate number of shares of Preferred Stock authorized to be issued and thereby increase the total number of shares authorized to be issued from 55,000,000 to 60,000,000.

         [ ]  FOR             [ ]  AGAINST             [ ]  ABSTAIN

     4. Proposal to ratify and confirm the selection of Arthur Andersen, LLP as the Corporation's independent auditors for the fiscal year ending January 1, 2002.

         [ ]  FOR             [ ]  AGAINST             [ ]  ABSTAIN


                              Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


              Signature:                               Date
                        -----------------------------       ------------------

              Signature:                               Date
                        -----------------------------       ------------------